Item 24.b. Exhibit (16)
                              SECURITY EQUITY FUND

                                  EQUITY SERIES
A SHARES

Total Return from September 30, 1987, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
7.37 = 135.6852 shares.

Ending value of initial investment at September 30, 1997, NAV price = 135.6852 shares x 9.09 = $1,233.38.

Ending value of shares received from reinvestment of all dividends at NAV =
293.6194 shares x 9.09 = $2,669.00.

Total ending redeemable value:   1,233.38
                               + 2,669.00
                                 --------
                                 3,902.38

Total Return:            3,902.38 - 1,000 = 2,902.38
                         2,902.38/1,000 = 290.24%

               -----------------------------------------------

Calendar 1997             % change from previous year
                          = value at end of year... 1,245
                          less value at beginning.. 1,000
                                                    -----
                                                      245
Change                      245
                          -----
Beginning Value           1,000  =  24.5%

                                  EQUITY SERIES
B SHARES

Total Return from October 19, 1993, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/6.81 = 146.8429 shares.

Ending value of initial investment at September 30, 1997, NAV price = 146.8429 shares x 8.82= $1,295.15.

Ending value of shares received from reinvestment of all dividends at NAV =
85.0489 shares x 8.82 = $750.13.

Contingent deferred sales charge = 1,000 x .03 = $30.00.

Total ending redeemable value:   1,295.15
                                   750.13
                                   (30.00)
                                 --------
                                 2,015.28

Total Return:            2,015.28 - 1,000 = 1,015.28
                         1,015.28/1,000 = 101.53%

               -----------------------------------------------

Calendar 1997             % change
                          = value at end of year... 1,258
                          less value at beginning.. 1,000
                                                    -----
                                                      258
Change                      258
                          -----
Beginning Value           1,000  =  25.8%

                           AVERAGE ANNUAL TOTAL RETURN
                   FOR SECURITY EQUITY FUND, EQUITY SERIES


Total Return of Security Equity Fund, Equity Series, as of September 30, 1997, (according to the Form N-1A calculation).

A SHARES

1.   Average total return for 1 year               =  24.48%
                                                      =====
                1000 (1+T)1                        =  1,244.82
                     (1+T)1                        =  1.24482
                      1+T                          =  1.24482
                        T                          =   .24482

2.   Average total return for 5 years              =  19.97%
                1000 (1+T)5                        =  2,484.70
                     (1+T)5                        =  2.48470
                    ((1+T)5)1/5                    =  (2.48470)1/5
                       1+T                         =  1.1997
                         T                         =   .1997

3.   Average total return for 10 years             =  14.59%
                                                      =====
                1000 (1+T)10                       =  3,902.38
                     (1+T)10                       =  3.90238
                    ((1+T)10)1/10                  =  (3.90238)1/10
                       1+T                         =  1.1459
                         T                         =   .1459

B SHARES

1.   Average total return for 1 year with CDSC     =  25.85%
                                                      =====
                1000 (1+T)1                        =  1,258.49
                     (1+T)1                        =  (1.25849)
                      1+T                          =  1.25849
                        T                          =    .2585

2.   Average total return since October 19, 1993 (inception) with CDSC
                                                   =  19.41%
                                                      =====
            1000 (1+T)3.9479                       =  2,015.29
                 ((1+T)3.9479 )1/3.9479            =  (2.01529)1/3.9479
                  1+T                              =  1.1941
                    T                              =   .1941

                              SECURITY EQUITY FUND

                                  GLOBAL SERIES

A SHARES

Total Return from October 1, 1993, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.

Ending value of initial investment at September 30, 1997, NAV price = 94.2507 shares x 13.56 = $1,278.04.

Ending redeemable value of shares received from reinvestment of all dividends at NAV = 15.3793 x 13.56 = 208.54.

Total ending redeemable value:   1,278.04
                                   208.54
                                 --------
                                 1,486.58

Total Return:            1,486.58 - 1,000 = 486.58
                           486.58/1,000 = 48.66%

               -----------------------------------------------

Calendar 1997             % change from previous year
                          = value at end of year... 1,202
                          less value at beginning.. 1,000
                                                    -----
                                                      202

Change                      202
                           ----
Beginning Value            1,000 =  +20.2%

                                  GLOBAL SERIES
B SHARES

Total Return from October 19, 1993, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/9.96 = 100.402 shares.

Ending value of initial investment at September 30, 1997, NAV price = 100.402 shares x 13.22 = $1,327.31.

Ending value of shares received from reinvestment of all dividends at NAV =
14.895 x 13.22 = $196.91.

Contingent deferred sales charge = 1,000 x .03 = $30.

Total ending redeemable value:   1,327.31
                                   196.91
                              +    (30.00)
                              -----------
                                 1,494.22

Total Return:            1,494.22 - 1,000 = 494.22
                           494.22/1,000 = 49.42%

               -----------------------------------------------

Calendar 1997             % change
                          = value at end of year... 1,190
                          less value at beginning.. 1,000
                                                    -----
                                                      190
Change                     190
                          ----
Beginning Value           1,000  =  +19.0%

                           AVERAGE ANNUAL TOTAL RETURN
                   FOR SECURITY EQUITY FUND, GLOBAL SERIES

Total Return of Security Equity Fund, Global Series, as of September 30, 1997, (according to the Form N-1A calculation).

A SHARES

1.   Average total return for 1 year                        =  13.29%
                                                               =====
            1000 (1+T)1                                     =  1,132.87
                 (1+T)1                                     =  1.13287
                  1+T                                       =  1.13287
                    T                                       =    .1329

2.   Average total return since October 1, 1993 (inception) =  10.42%
                                                               =====
            1000 (1+T)4                                     =  1,486.59
                 (1+T)4                                     =  1.48659
                 ((1+T)4)1/4                                =  (1.48659)1/4
                  1+T                                       =  1.1042
                    T                                       =  .1042

B SHARES

1.   Average annual return for 1 year with CDSC             =  14.01%
                                                               =====
            1000 (1+T)1                                     =  1,140.14
                 (1+T)1                                     =  1.14014
                  1+T                                       =  1.14014
                    T                                       =    .1401

2.   Average total return since October 19, 1993 (inception) with CDSC
                                                            =  10.71%
                                                               =====
            1000 (1+T) 3.9479                               =  1,494.22
                 ((1+T)3.9479)1/3.9479                      = (1.49422)1/3.9479
                  1+T                                       =  1.1071
                    T                                       =    .1071

                              SECURITY EQUITY FUND

                             ASSET ALLOCATION SERIES

A SHARES

Total Return from June 1, 1995, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.


Ending value of initial investment at September 30, 1997, NAV price = 94.2507 shares x 12.58 = $1,185.67.

Ending value of shares received from reinvestment of all dividends at NAV =
9.1333 x 12.58 = $114.90.

Total ending redeemable value:   1,185.67
                             +     114.90
                                 --------
                                 1,300.57

Total Return:            1,300.57 - 1,000 = 300.57
                          300.57/1,000 = 30.06%

               -----------------------------------------------

                             ASSET ALLOCATION SERIES

B SHARES

Total Return from June 1, 1995, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/10.00 = 100 shares.

Ending value of initial investment at September 30, 1997, NAV price = 100 shares x 12.45 = $1,245.00.

Ending value of shares received from reinvestment of all dividends at NAV =
8.401 x 12.45 = $104.59.

Contingent deferred sales charge = 1,000 x .04 = $40.


Total ending redeemable value:   1,245.00
                              +    104.59
                                   (40.00)
                                 --------
                                 1,309.59

Total Return:            1,309.59 - 1,000 = 309.59
                           309.59/1,000 = 30.96%

               -----------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
              FOR SECURITY EQUITY FUND, ASSET ALLOCATION SERIES


Total Return of Security Equity Fund Asset Allocation Series, as of September 30, 1997, (according to the Form N-1A calculation).

A SHARES

1.   Average total return for 1 year               =  12.16%
                                                      =====
                1000 (1+T) 1                       =  1,121.62
                     (1+T) 1                       =  1.12162
                      1+T                          =  1.12162
                        T                          =   .12162

2.   Average total return since June 1, 1995 (inception)
                                                   =  11.92%
                                                      =====
                1000 (1+T)2.3342                   =  1,300.57
                     (1+T)2.3342)1/2.3342          =  (1.30057)2.3342
                      1+T                          =  1.1192
                        T                          =   .1192
B SHARES

1.   Average total return for 1 year               =  12.95%
                                                      =====
                1000 (1+T) 1                       =  1,129.48
                     (1+T) 1                       =  1.12948
                      1+T                          =  1.12948
                        T                          =   .1295

2.   Average annual return since June 1, 1995
       (inception) with CDSC                       =  12.25%
                                                      =====
                1000 (1+T)2.3342                   =  1,309.59
                    ((1+T)2.3342)1/2.3342          =  (1.30959)2.3342
                       1+T                         =  1.1225
                         T                         =    .1225

                              SECURITY EQUITY FUND

                             SOCIAL AWARENESS SERIES
A SHARES

Total Return from November 4, 1996, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
15.92 = 62.8141 shares.


Ending value of initial investment at September 30, 1997, NAV price = 62.8141 shares x 17.99 = $1,130.03.

Total ending redeemable value:   1,130.03
                           +          .00
                                 --------
                                 1,130.03

Total Return:            1,130.03 - 1,000 = 130.03
                           130.03/1,000 = 13.00%

               -----------------------------------------------

                             SOCIAL AWARENESS SERIES

B SHARES


Total Return from November 4, 1996, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/15.00 = 66.6667 shares.

Ending value of initial investment at September 30, NAV price = 66.6667 shares x 17.81 = $1,187.33

Contingent deferred sales charge = 1,000 x .05 = $50.00.


Total ending redeemable value:   1,187.33
                                +  (50.00)
                                 --------
                                 1,137.33

Total Return:            1,137.33 - 1,000 = 137.33
                           137.33/1,000 = +13.73%

               -----------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
              FOR SECURITY EQUITY FUND, SOCIAL AWARENESS SERIES


Total Return of Security Equity Fund Social Awareness Series, as of September 30, 1997, (according to the Form N-1A calculation).

A SHARES

1.   Average total return since November 4, 1996
       (inception)                                 =  14.33%
                                                      =====
                 1000 (1+T) .9151                  =  1,130.03
                     ((1+T) .9151) 1/.9151         =  (1,130.03) 1/.9151
                      1+T                          =    1.1433
                        T                          =   .1433

B SHARES

1.   Average total return since November 4, 1996
       (inception) with CDSC                       =  15.10%
                                                      =====
                 1000 (1+T) .9151                  =  1,137.33
                     ((1+T) .9151) 1/.9151         =  (1,137.33) 1/.9151
                      1+T                          =   1.1510
                        T                          =  .1510

                              SECURITY EQUITY FUND

                                  VALUE SERIES
A SHARES

Total Return from May 1, 1997, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.25071 shares.


Ending value of initial investment at September 30, 1997, NAV price = 94.25071 shares x 12.95 = $1,220.55.

Total ending redeemable value:   1,220.55
                           +          .00
                                 --------
                                 1,220.55

Total Return:            1,220.55 - 1,000 = 220.55
                           220.55/1,000 = 22.05%

               -----------------------------------------------

                                  VALUE SERIES

B SHARES

Total Return from May 1, 1997, to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/10.00 = 100.00 shares.

Ending value of initial investment at September 30, 1997, NAV price = 100.00 shares x 12.91 = $1,291.00

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:   1,291.00
                              +    (50.00)
                                 --------
                                 1,241.00

Total Return:            1,241.00 - 1,000 = 241.00
                           241.00/1,000 = 24.10%

               -----------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                    FOR SECURITY EQUITY FUND, VALUE SERIES


Total Return of Security Equity Fund, Value Series, as of September 30, 1997, (according to the Form N-1A calculation).

A SHARES

1.   Average total return since May 1, 1997 (inception) =  +60.87%
                                                           ======
                 1000 (1+T) .4192                       =  1,220.55
                     ((1+T) .4192) .4192                =  (1.22055) 1/.4192
                      1+T                               =   1.6087
                        T                               =   .6087

B SHARES

1.   Average total return since May 1, 1997 (inception) with CDSC
                                                        =  +67.38%
                                                           ======
                 1000 (1+T) .4192                       =  1,241.00
                     ((1+T) .4192) .4192                =  (1.241) 1/.4192
                      1+T                               =   1.6738
                        T                               =   .6738